UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 29, 2007

SCHIMATIC CASH TRANSATIONS NETWORK.COM, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30544	88-0415947
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

330 East Warm Springs Road Las Vegas, Nevada		89119
(Address of principal executive offices)		(Zip Code)

(702) 361-3624
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 29, 2007, the Company issued a press release regarding Gulf Bank of Kuwait's deployment of the selektpoints™ Loyalty Program through the Company's End to End Loyalty Solution. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Title of Document	Location

99.1	Press Release of the Company, dated June 29, 2007.	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHIMATIC CASH TRANSATIONS NETWORK.COM, INC.

Date: July 5, 2007	By	/s/ Bernard McHale
Bernard McHale, Director